Exhibit 10.2

MAGNETECH INTEGRATED SERVICES CORP.

PLACEMENT AGENCY AGREEMENT

Strasbourger Pearson Tulcin Wolff Incorporated
33 Whitehall Street, 17th Floor
New York, New York 10004

January 25, 2005

Ladies and Gentlemen:

This Placement Agency Agreement (this “Agreement”) confirms the retention by Magnetech Integrated Services Corp., an Indiana corporation (“MISC” or the “Company”), of Strasbourger Pearson Tulcin Wolff Incorporated, a New York corporation (“Strasbourger” or the “Placement Agent”), to act as the sales agent, on a best efforts basis, in connection with the Placement (as defined below) for MISC, on the terms set forth below.

MISC proposes to offer and sell solely to “accredited investors,” as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the “1933 Act”), a Private Placement Offering (the “PPO” or the “Placement”) of up to $4,000,000 in principal amount of its Subordinated Secured Convertible Debentures (the “Debentures”) at par. The PPO offering will be made on a “best efforts, $1,000,000 or none” basis with respect to the first $1,000,000 principal amount of Debentures, and on a “best efforts, any or all” basis with respect to the remaining $3,000,000 principal amount will be offered in accordance with Section 4(2) of the 1933 Act and Regulation D promulgated thereunder. The Debentures will be convertible into a maximum of 11,747,685 shares of common stock of MISC, subject to adjustment in certain circumstances. Subscribers (as defined below) in the Placement will be issued, for no additional consideration, common stock purchase warrants (“Subscriber Warrants”) to purchase a maximum of 4,229,166 shares of common stock of MISC.

The Private Placement Memorandum to be used in connection with the PPO (the “Memorandum”), as it may be amended or supplemented from time to time, and the form of proposed debenture purchase agreement (the “Debenture Purchase Agreement”) between the Company and each subscriber for the Placement (the “Subscribers”) and the exhibits which are part of the Memorandum and/or Debenture Purchase Agreement are collectively referred to herein as the “Offering Documents.” The Offering Documents, together with (i) this Agreement, (ii) the Fund Escrow Agreement (as defined in Section 3(b)(xii) hereof), (iii) the Agent’s Warrants (as defined in Section 3(d) hereof) and (iv) any exhibits, schedules and appendices which are part of the Offering Documents, and the Agency Agreement are collectively referred to herein as the “Transaction Documents.” The shares of common stock of MISC issuable upon conversion of the Debentures, the Subscriber Warrants and the Agents Warrants are referred to herein as the “Underlying Shares.” The Debentures, the Subscriber Warrants, the Agent’s Warrants, the Agent’s Shares (as defined in Section 3(d) hereof) and the Underlying Shares are collectively referred to herein as the “Securities.”

1

The Company will deliver to Strasbourger a reasonable number of copies of the Transaction Documents in form and substance satisfactory to Strasbourger and its counsel.

Each Subscriber will be required to deliver, among other things, a Debenture Purchase Agreement and a Confidential Investor Questionnaire (the “Questionnaire”) in the form to be provided to offerees. An example of the Questionnaire is attached as Exhibit A.

1. Appointment of Placement Agent.

Strasbourger is hereby appointed or ratified, as the case may be, as exclusive placement agent of the Company (subject to Strasbourger’s right to have selected dealers (“Selected Dealers”) in good standing with the National Association of Securities Dealers (“NASD”) participate in the Placement) during the offering period for the Placement herein specified for the purposes of assisting the Company in finding qualified Subscribers. The offering period for the PPO (the “PPO Period”) shall commence January 25, 2005, which is the day the Offering Documents are first made available to the Placement Agent by the Company for delivery in connection with the PPO (the “Delivery Date”) and shall continue until the earlier to occur of: (i) the sale of all of the Debentures; or (ii) April 29, 2005, which is 90 days following the Delivery Date. The day that the PPO Period terminates is hereinafter referred to as the “PPO Termination Date.” The PPO Termination Date may be extended for up to 45 days at the option of the Placement Agent and the Company.

(a) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, the Placement Agent hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified Subscribers. It is understood that the Placement Agent has no commitment to sell the Debentures. Strasbourger’s agency hereunder is not terminable by the Company except upon termination of the PPO Offering Period.

(b) Subscriptions for Debentures shall be evidenced by the execution by Subscribers of a Debenture Purchase Agreement. No Debenture Purchase Agreement shall be effective unless and until it is accepted and countersigned by the Company. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Debenture Purchase Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective Subscriber in payment for Debentures.

(c) The Placement Agent and/or its affiliates may be Subscribers in the Placement.

2. Representations and Warranties of the Company. Except as set forth in the Transaction Documents or in the Disclosure Schedule attached hereto, the Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

(a) Securities Law Compliance. The offer, offer for sale, and sale of the Securities have not been registered with the United States Securities and Exchange Commission (the “SEC”). The Securities are to be offered, offered for sale and sold in reliance upon the exemptions from the registration requirements of Section 5 of the 1933 Act. The Company will conduct the

2

Placement in compliance with the requirements of Regulation D of the General Rules and Regulations under the 1933 Act, and the Company will file all appropriate notices of offering with the SEC. The Company has prepared the Offering Documents. None of the representations or warranties of the Company contained in this Agreement or any information appearing in any of the Transaction Documents contains, or on or prior to any Closing will contain, any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the completion of the Placement or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify the Placement Agreement and will supply the Placement Agreement with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent deems reasonably necessary to comply with applicable state and federal law.

(b) Organization. The Company is duly organized and validly existing under the laws of the jurisdiction in which it was organized, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any event or change in circumstance, whether or not directly or indirectly caused by management or arising independently of management’s control, that has or could reasonably be deemed by the Placement Agent to have in the future, a material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company or on the transactions contemplated hereby, or on the other Transaction Documents or the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(c) Capitalization. As of the date hereof, the authorized, issued and outstanding capital stock of the Company will be as set forth on Schedule 2(c) attached hereto. Following the completion of the PPO, except as set forth on Schedule 2(c), (i) no shares of the Company’s capital stock will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no outstanding debt securities issued by the Company, other than the Debentures; (iii) there will be no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of capital stock

3

of the Company; (iv) there will be no outstanding securities of the Company which contain any redemption or similar provisions, and there will be no contracts, commitments, understandings or arrangements by which the Company will be or may become bound to redeem a security of the Company ; and (v) the Company will not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All prior sales of securities of the Company will be either registered under the 1933 Act and applicable state securities laws or exempt from such registration, and no security holder will have any rescission rights with respect thereto.

(d) Subsidiaries and Investments. Except as set forth on Schedule 2(d), following the sale of the Debentures and the completion of the PPO, the Company will not have any subsidiaries other than Magnetech Industrial Services, Inc. and Martell Electric, LLC, and the Company will not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity.

(e) Financial Statements. The Company’s financial statements attached hereto as Schedule 2(e) will fairly present in all material respects the financial position of the Company as of December 31, 2004 and the results of its operations and cash flows for the period then ended December 31, 2004 (subject to normal year-end adjustments that will not be material).

(f) Absence of Changes. Since the date (the “Balance Sheet Date”) of the most recent balance sheet provided to the Placement Agent (the “Balance Sheet”) and except as set forth on Schedule 2(f) or Schedule 2(c), the Company has not (i) incurred any debts, obligations or liabilities, absolute, accrued, contingent or otherwise, whether due or to become due, except current liabilities incurred in the usual and ordinary course of business and consistent with past practices, having individually or in the aggregate a Material Adverse Effect, (ii) made or suffered any material changes in its contingent obligations by way of guaranty, endorsement (other than the endorsement of checks for deposit in the usual and ordinary course of business), indemnity, warranty or otherwise, (iii) discharged or satisfied any material liens other than those securing, or paid any obligation or liability other than, current liabilities shown on the Balance Sheet, and current liabilities incurred since the Balance Sheet Date, in each case in the usual and ordinary course of business and consistent with past practices, (iv) mortgaged, pledged or subjected to lien any of its material assets, tangible or intangible, (v) sold, transferred or leased any of its material assets except in the usual and ordinary course of business and consistent with past practices, (vi) cancelled or compromised any debt or claim, or waived or released any right, of material value except in the usual and ordinary course of business and consistent with past practices, (vii) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of the Company, (viii) entered into any material transaction other than in the usual and ordinary course of business except for this Agreement, the other Transaction Documents and the related agreements referred to herein and therein, (ix) encountered any material labor difficulties or labor union organizing activities, (x) made or granted any wage or salary increase or entered into any employment agreement other than in the ordinary course of business, (xi) issued or sold any shares of capital stock or other securities or granted any options with respect thereto, or modified any equity security of the Company, (xii) declared or paid any dividends on or made any other distributions with respect

4

to, or purchased or redeemed, any of its outstanding equity securities, (xiii) suffered or experienced any change in, or condition affecting, its condition (financial or otherwise), properties, assets, liabilities, business operations, or results of operations other than changes, events or conditions in the usual and ordinary course of its business and consistent with past practices, having (either by itself or in conjunction with all such other changes, events and conditions) a Material Adverse Effect, (xiv) made any change in the accounting principles, methods or practices followed by it or depreciation or amortization policies or rates theretofore adopted, or (xv) entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

(g) Title. Except as set forth on Schedule 2(g), the Company has good and marketable title to all properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as will not be significant or important in relation to the Company’s business; to the Company’s knowledge, all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee will be in full force and effect, and the Company will not be in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim will have been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease.

(h) Proprietary Rights. Except as set forth on Schedule 2(h),the Company directly or indirectly owns or possesses exclusive and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how currently used in the conduct of its business (the “Proprietary Rights”). The Company has not received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or proposed to be used or offered by the Company infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company’s or knowledge, no others have infringed the Company’s Proprietary Rights.

(i) Litigation. There is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, court, governmental instrumentality or agency, self-regulatory organization or body or public board now pending or, to the knowledge of the Company, threatened against the Company of any of the officers or directors of the Company in their capacities as such (or basis therefor known to the Company), the adverse outcome of which would have a Material Adverse Effect. To its knowledge, the Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which have a Material Adverse Effect.

(j) Non-Defaults; Non-Contravention. The Company is not in violation of or default under, nor will the execution and delivery of this Agreement or any of the Transaction Documents or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation under: (i)

5

its Articles of Incorporation, or its By-laws; or (ii) any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company is a party or by which it or its property is bound, where such violation or default would have a Material Adverse Effect; or (iii) any material order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, where such violation or default would have a Material Adverse Effect, and to the Company’s knowledge, there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a Material Adverse Effect.

(k) Taxes. The Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it or otherwise met its disclosure obligations to the relevant agencies and all such returns are true and correct in all material respects. The Company has paid or adequately provided for all tax liabilities of the Company as reflected on such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. The tax returns of the Company have never been audited by any state, local or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

(l) Compliance With Laws; Licenses, Etc. The Company has not received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a Material Adverse Effect. To its knowledge, the Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, “Licenses”) required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed or possess a permit would not have a Material Adverse Effect. The Licenses are in full force and effect and to the Company’s knowledge no violations currently exist in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

(m) Authorization of Agreement, Etc. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by the Transaction Documents, including without limitation the issuance of the Securities, have been duly authorized by the Company’s Board of Directors (the “Board”) and no further consent or authorization is required by the Company, the Board or the Company’s stockholders. The Transaction Documents, when executed, will have been duly executed and delivered by the Company, and will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

6

(n) Authorization of the Securities. The issuance, sale and delivery of the Debentures, the Subscriber Warrants and the Agent’s Warrants and the Agent’s Shares shall have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered in accordance with the Transaction Documents for the consideration set forth therein, the Debentures, the Subscriber Warrants and the Agent’s Warrants and the Agent’s Shares will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and, in each case, will not be subject to preemptive or any other similar rights of the stockholders of the Company or others which rights except as set forth herein or which shall not have been waived prior to the closing of the Placement.

(o) Authorization of Underlying Shares. The issuance, sale and delivery by the Company of the Underlying Shares have been duly authorized by all requisite corporate action of the Company, and the Underlying Shares have been duly reserved for issuance upon conversion or exercise, as the case may be, of all or any of the Debentures, Subscriber Warrants or Agent’s Warrants, and when so issued, sold, paid for and delivered for the consideration set forth in the Transaction Documents, the Underlying Shares will be validly issued and outstanding, fully paid and non-assessable, and except as set forth herein, shall not subject to preemptive or any other similar rights of the stockholders of the Company or others which rights shall not have been waived prior to the closing of the Placement.

(p) Exemption from Registration. Assuming (i) the accuracy of the information provided by the respective Subscribers in the Offering Documents and (ii) that the Placement Agent has complied in all material respects with this Agreement and the provisions of Regulation D promulgated under the 1933 Act, the offer and sale of the Securities in the Placement pursuant to the terms of this Agreement will be exempt from the registration requirements of the 1933 Act and the rules and regulations promulgated thereunder. The Company is not disqualified from the exemption under Regulation D by virtue of any disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder expressly applicable to the Company.

(q) Brokers. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent and Selected Dealers.

(r) Title to Securities. When certificates representing the Debentures, the Subscriber Warrants and the Agent’s Warrants and the Agent’s Shares have been duly delivered to the Subscribers, or to the Placement Agent, as the case may be, and payment shall have been made therefor, the Subscribers shall receive good and marketable title to such securities free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising through the acts or omissions of the Subscribers and except as arising from applicable Federal and state securities laws), and the Company shall have paid all transfer taxes, if any, in respect of the original issuance thereof.

(s) Consents. Except as contemplated by this Agreement or as required under Regulation D and applicable Blue Sky laws, the Company is not required to obtain any consent,

7

authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents. Except as otherwise provided in the Transaction Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected, or will be obtained and effected, on or prior to the closing of the Placement. The Company is not aware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the foregoing.

(t) No General Solicitation. None of the Company, any of its affiliates, and any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(u) No Integrated Offering. None of the Company, any of its affiliates, and any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the Placement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company is listed or designated. None of the Company, its affiliates and any person acting on its behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the Placement to be integrated with other offerings.

(v) Application of Takeover Protections; Rights Agreement. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation of the Company, or the laws of the state of its incorporation which is or could become applicable as a result of the transactions contemplated by this Agreement. The Company has not adopted a shareholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(w) Right of First Refusal. Except for the right of first refusal previously granted to the Placement Agent herein, no person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to offerings by the Company.

(x) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (ii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iii) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

8

3. Closing; Placement and Fees.

(a) Closing of the Placement. A closing (the “Initial Closing”) shall take place at the New York offices of Gottbetter & Partners, LLP, counsel for the Placement Agent, within three business days after gross proceeds of $1,000,000, from the sale Debentures have been received by the Placement Agent and delivered to the escrow agent pursuant to the Fund Escrow Agreement (but in no event later than five days following the PPO Termination Date), which closing date may be accelerated or adjourned by agreement between the Company and the Placement Agent. At the Initial Closing, payment for the Debentures issued and sold by the Company shall be made against delivery of the certificates for the Debentures sold. In addition, subsequent closings of the PPO (if applicable) may be scheduled at the discretion of the Company and Placement Agent, each of which shall be referred to herein as a “Closing.”

(b) Conditions to Placement Agent’s Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each closing date of the Placement, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(i) Due Qualification or Exemption. (A) The Placement will become qualified or be exempt from qualification under the securities or “blue sky” laws of the several states pursuant to Section 4(d) below not later than the closing date of the Initial Closing, and (B) at each Closing no stop order suspending the sale of the Debentures shall have been issued, and no proceedings by an governmental agency, self-regulatory organization or any securities exchange for that purpose shall have been initiated or threatened.

(ii) No Material Misstatements. Neither the blue sky qualification materials nor the Offering Documents, nor any supplement thereto, will contain any untrue statement of a fact which in the opinion of the Placement Agent is material, or omit to state a fact, which in the opinion of the Placement Agent is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iii) Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Closing.

(iv) Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Board, and, if necessary, its stockholders, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the Placement contemplated hereby.

(v) Opinion of Counsel. The Placement Agent shall receive the (i) opinion of Barnes & Thornburg LLP, counsel to the Company, addressed to the Placement Agent and the Subscribers, in form and substance reasonably acceptable to the Placement Agent.

9

(vi) Officers’ Certificate. The Placement Agent shall receive a certificate of the Company, signed by the Chief Executive Officer and Chief Financial Officer thereof, that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects as of the date hereof and at such Closing with the same effect as though expressly made at such Closing.

(vii) Stockholder Consents. The Placement Agent shall have received copies of such duly executed waivers and consents from the holders of the Company’s outstanding securities as counsel to the Placement Agent deems necessary or important for completion of the Placement.

(viii) Due Diligence. The Placement Agent shall have completed and been satisfied with the results of its due diligence investigation of the Company, including, without limitation, the Company’s financial statements, projections, expense budgets, business prospects, capital structure, background searches and contractual arrangements.

The obligation of the Placement Agent to consummate the PPO is subject to the following additional condition:

(ix) Fund Escrow Agreement. The Placement Agent shall receive a copy of a duly executed escrow agreement in the form previously delivered to the Placement Agent regarding the deposit of funds pending the Closing(s) of the PPO with a bank or trust company acceptable to the Placement Agent (the “Fund Escrow Agreement”).

(c) Blue Sky. The Company will prepare and file the necessary documents so that offers and sales of the securities to be offered in the Placement may be made in certain jurisdictions in the United States.

(d) Placement Fee and Expenses.

(i) PPO. Simultaneously with payment for and delivery of the Debentures at each Closing, the Company shall: (A) pay to the Placement Agent a placement fee equal to 10% of the aggregate purchase price of the Debentures sold; and (B) issue to the Placement Agent or its designees, consistent with meeting the requirements of an exemption from registration under the 1933 Act (i) ten-year warrants in the form attached hereto as Appendix A to purchase that number of shares of Common Stock of the Company is equal to 15,457.48 warrants per $10,000 of gross proceeds from the sale of the Debentures (the “Agent’s Warrants”), up to a maximum of 6,182,992 Agent’s Warrants and (ii) 50,000 shares of Common Stock of the Company (the “Agent’s Shares”). The Company shall, upon demand, reimburse the Placement Agent for its accountable expenses incurred in connection with the PPO and pay all expenses in connection with the qualification of the Underlying Shares under the securities or Blue Sky laws of the states which the Placement Agent shall designate, including legal fees and filing fees. It is anticipated that the Placement Agent’s reimbursable expenses in connection with the Placement will not exceed $180,000. The Placement Agent will promptly notify the Company in the event its accountable expenses will materially exceed $180,000 and the Placement Agent and Company shall mutually agree to any such greater amount.

10

(ii) Interest. In the event that for any reason the Company shall fail to pay to the Placement Agent all or any portion of the fees payable hereunder when due, interest shall accrue and be payable on the unpaid cash balance due hereunder from the date when first due through and including the date when actually collected by the Placement Agent, at a rate equal to four percent above the prime rate of Citibank, N.A., in New York, New York, computed on a daily basis and adjusted as announced from time to time.

(e) Bring-Down Opinions and Certificates. If there is more than one Closing, then at the request of the Placement Agent, at each such Closing there shall be delivered to the Placement Agent an updated opinion and certificate as described in (v) and (vi) of Section 3(b) above, respectively.

(f) No Adverse Changes. There shall not have occurred, at any time prior to the applicable Closing (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent’s opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or other national market or exchange or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent’s judgment, makes it inadvisable to proceed with the Placement.

4. Covenants of the Company.

(a) Use of Proceeds. The net proceeds of the PPO will be used by the Company substantially as set forth in the Memorandum. The Company shall not use any of the proceeds from the Placement to repay any indebtedness of the Company (other than trade payables in the ordinary course), including but not limited to indebtedness to any current executive officers, directors or principal stockholders of the Company, or any subsidiary thereof.

(b) Expenses of Offering. The Company shall be responsible for, and shall bear all expenses directly incurred in connection with, the proposed Placement including, but not limited to, (i) legal fees of the Company’s counsel relating to the costs of preparing the Offering Documents and all amendments, supplements and exhibits thereto and preparing and delivering all Placement Agent and selling documents, Debenture and Warrant certificates; and (ii) blue sky fees, filing fees and the fees and disbursements of Placement Agent’s counsel in connection with blue sky matters (the “Company Expenses”). In addition, the Company shall reimburse the Placement Agent for all of its reasonable out-of-pocket expenses incurred in connection with the Placement, including, without limitation the Placement Agent’s mailing, printing, copying, telephone, travel, background searches, due diligence investigations, legal and consulting fees or other similar expenses (the “Placement Agent Expenses”), subject to Section 3(d).

11

If the Company decides not to proceed with the Placement for any reason (other than the material breach of the Placement Agent’s representations, warranties or covenants in Section 5 of this Agreement) or if the Placement Agent decides not to proceed with the Placement because of a material breach by the Company of its representations, warranties, or covenants in this Agreement or as a result of material adverse changes in the affairs of the Company, the Company will be obligated to pay the Placement Agent liquidated damages of $150,000 in cash (the method of payment to be at the sole discretion of the Placement Agent) and to reimburse the Placement Agent for the Placement Agent expenses as set forth above. The Placement Agent shall have no liability to the Company for any reason should the Placement Agent choose not to proceed with the Placement contemplated hereby.

(c) Notification. The Company shall notify the Placement Agent immediately, and in writing, (i) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the last Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Securities, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and the Placement Agent so request, to obtain the lifting thereof as promptly as possible.

(d) Blue Sky. The Company will use its best efforts to qualify or register the securities to be offered in the Placement for offering and sale under, or establish an exemption from such qualification or registration under, the securities or “blue sky” laws of such jurisdictions as the Placement Agent may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified or consent to the general service of process in any such jurisdiction. The Company will not consummate any sale of securities pursuant to the Placement in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

(e) Form D Filing. The Company shall file five copies of a Notice of Sales of Securities on Form D with the SEC no later than 15 days after the first sale of the Debentures. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

(f) Press Releases, Etc. The Company shall not, during the period commencing on the date hereof and ending on the PPO Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, or its financial condition, results of operations, business, properties, assets, or liabilities, or the Placement, without the prior consent of the Placement Agent, which consent shall not be unreasonably withheld. The Company shall not include information with respect to the Placement or use the Placement Agent’s name in any press release, advertisement or on any website maintained by the

12

Company with out the prior written consent of the Placement Agent, such consent not to be unreasonably withheld.

(g) Executive Compensation. The compensation of the Company’s executive officers shall not increase during the three-year period following the Closing without the approval of a majority of the independent members of the Board.

(h) Restrictions on Issuances of Securities. During the period commencing on the date hereof and ending on the later of (i) the final Closing or (ii) the Termination Date, the Company will not, without the prior written consent of the Placement Agent, issue additional shares of Common Stock, other than pursuant to the exercise of options or warrants outstanding on the date hereof, or grant any warrants, options or other securities of the Company.

5. Representations, Warranties and Covenants of the Placement Agent.

(a) No General Solicitation. No form of general solicitation or general advertising has been or will be used by the Placement Agent or any of its affiliates or representatives in connection with the offer and sale of any of the Debentures, including, but not limited to, articles, notices or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(b) Delivery of Memorandum. Prior to or simultaneously with the sale by the Company to any purchaser of any of the Debentures pursuant hereto, the Placement Agent will furnish to such purchaser a copy of the Memorandum (and any amendment thereof or supplement thereto that the Company shall have furnished to the Placement Agent prior to the date of such sale).

(c) Registration; Good Standing. The Placement Agent represents and warrants to the Company that it is: (1) a broker-dealer registered with the SEC pursuant to the Securities and Exchange Act of 1934, as amended (the “1934 Act”); (2) a member in good standing of the National Association of Securities Dealers, Inc.; and (3) registered and qualified to act in each state and jurisdiction in which it is required to be registered as such in order to offer and sell the Debentures.

(d) Authorization. The Placement Agent represents and warrants to the Company that the person who has signed this Agreement on its behalf is duly authorized to so sign, and this Agreement is a valid and binding obligation of the Placement Agent, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification and contribution provisions set forth thereunder and hereunder may be limited by the federal securities laws of the United States or state securities laws or public policies related thereto.

(e) Compliance with Regulation D. Neither the Placement Agent nor any of its affiliates nor any person acting on behalf of, or as agent for, the forgoing, shall take any action in

13

connection with any offering hereunder which would cause such offering not to comply with Rule 506 of Regulation D.

(f) Accredited Investors. The Placement Agent shall not offer the Debentures to any prospective Subscriber (i) if the Placement Agent has reason to believe that material information supplied or the representations and warranties made by that person are not fully accurate; or (ii) unless immediately prior to making such offer, the Placement Agent reasonably believes that such person is an “accredited investor” as defined in Rule 501 promulgated under the 1933 Act.

(g) Investment Intent/Accredited Investor. The Placement Agent represents and warrants to the Company that it is an “accredited investor” as defined in Rule 501 promulgated under the 1933 Act and that it is receiving the Agent’s Shares and the Agent’s Warrants for investment purposes and not with a present view toward resale or distribution.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective shareholders, directors, officers, agents and controlling persons (an “Agent Indemnified Party”) against any and all loss, liability, claim, damage and expense whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which the Placement Agent is a party and the costs of giving testimony or furnishing documents in response to a subpoena or otherwise), caused by or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Transaction Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the Company shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement of a material fact or alleged untrue statement or a material fact provided by the Placement Agent in writing to the Company), (ii) any violation by the Company of the federal securities laws or the securities laws of any states, or otherwise arising out of the Placement Agent’s engagement hereunder, except in respect of any matters as to which the Placement Agent shall have been adjudicated to have acted with gross negligence, or (iii) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement; provided, however, that in the case of each of clauses (ii) and (iii) hereof, there has been a final adjudication of such violation or breach by a court of competent jurisdiction.

(b) The Placement Agent agrees to indemnify and hold harmless the Company and its shareholders, directors, officers, agents and controlling persons (a “Company Indemnified Party” and, together with an Agent Indemnified Party, an “Indemnified Party”) against any and all loss, liability, claim, damage and expense whatsoever (and all actions in respect thereof), and to reimburse the Company for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which the Company is a party and the costs of giving testimony or furnishing documents in response to a subpoena or otherwise), caused by or arising out of (i) any breach by the Placement Agent of any of its representations, warranties and

14

covenants contained in this Agreement, or (ii) any violation by the Placement Agent of the federal securities laws or the securities laws of any state, or otherwise arising out of the Placement Agent’s engagement hereunder, except in respect of any matters as to which the Company shall have been adjudicated to have acted with gross negligence; provided, however, that in the case of each of clauses (i) and (ii) hereof, there has been a final adjudication of such breach or violation by a court of competent jurisdiction; and provided, however, that the aggregate liability of the Placement Agent under this Section 6 shall not exceed an amount equal to the aggregate placement fees received by the Placement Agent pursuant to Section 3(d)(i) or Section 3(d)(ii) hereof.

(c) Promptly after receipt by an Indemnified Party under this Section of notice of the commencement of any action, the Indemnified Party will, if a claim in respect thereof is to be made against the party from whom indemnification is sought under this Section 6 (the “Indemnifying Party”), notify in writing the Indemnifying Party of the commencement thereof; but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party otherwise under this Section except to the extent the defense of the claim is prejudiced. In case any such action is brought against an Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under this Section for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation (provided the Indemnifying Party has been advised in writing that such investigation is being undertaken). The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Indemnifying Party if the Indemnifying Party has assumed the defense of the action with counsel reasonably satisfactory to the Indemnified Party; provided that the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party if (i) the employment of such counsel has been specifically authorized in writing by the Indemnifying Party or (ii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party or Parties and the Indemnifying Party and, in the reasonable judgment of counsel for the Indemnified Party, it is advisable for the Indemnified Party or Parties to be represented by separate counsel due to an actual conflict of interest (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of an Indemnified Party or Parties), it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all the Indemnified Parties. No settlement of any action against an Indemnified Party shall be made unless such an Indemnified Party is fully and completely released in connection therewith.

15

7. Contribution.

To provide for just and equitable contribution, if an Indemnified Party makes a claim for indemnification pursuant to Section 6 but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an Indemnified Party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it or the Selected Dealers, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 7. Anything in this Section 7 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7 is intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

8. Miscellaneous.

(a) Survival. Any termination of any offering hereunder without consummation thereof shall be without obligation on the part of any party except that the indemnification provided in Section 6 hereof and the contribution provided in Section 7 hereof shall survive any termination and shall survive the final Closing for a period of two years.

(b) Representations, Warranties and Covenants to Survive Delivery. The respective representations, warranties, indemnities, agreements, covenants and other statements as of the date hereof and as of the date of each Closing shall survive execution of this Agreement and delivery of the Debentures and the termination of this Agreement for a period of one year after such respective event.

16

(c) No Other Beneficiaries. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

(d) Governing Law; Resolution of Disputes. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions. The Placement Agent and the Company will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and a spirit of mutual cooperation. Should such attempts fail, then the dispute will be mediated by a mutually acceptable mediator to be chosen by the Placement Agent and the Company within 15 days after written notice from either party demanding mediation. Neither party may unreasonably withhold consent to the selection of a mediator, and the parties will share the costs of the mediation equally. Any dispute which the parties cannot resolve through negotiation or mediation within six months of the date of the initial demand for it by one of the parties may then be submitted to the courts for resolution. The use of mediation will not be construed under the doctrine of latches, waiver or estoppel to affect adversely the rights of either party. Nothing in this paragraph will prevent either party from resorting to judicial proceedings if (a) good faith efforts to resolve the dispute under these procedures have been unsuccessful or (b) interim relief from a court is necessary to prevent serious and irreparable injury.

(e) Counterparts. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

(f) Notices. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at Strasbourger Pearson Tulcin Wolff Incorporated, 33 Whitehall Street, 17th Floor, New York, New York 10004, Att: Ron Moschetta, with a copy to Gottbetter & Partners, 488 Madison Ave., 12th Floor, New York, NY10022, Att: Kenneth S. Goodwin and if sent to the Company, will be sent by overnight courier providing a receipt of delivery or by certified or registered mail to it at 1125 S. Walnut Street, South Bend, Indiana 46619, Att: John Martell, with a copy to BT Law, 600 1st Source Bank Building, 100 N. Michigan, South Bend Indiana 46601, Att: Richard L. Mintz.

(g) Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

17

If the Placement Agent finds the foregoing is in accordance with its understanding with the Company, kindly sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Placement Agent the Company.

Very truly yours,

MAGNETECH INTEGRATED SERVICES CORP.

By:	/s/ John A. Martell
Name: John A. Martell
Title: President & CEO

Agreed:

STRASBOURGER PEARSON TULCIN WOLFF INCORPORATED
By:	/s/ Michael J. Schumacher
Name: Michael J. Schumacher
Title: President

18

Exhibit A

IMPORTANT:	Investor Name: ____________________
Please Complete

INDIVIDUAL INVESTOR QUESTIONNAIRE

_________________________

MAGNETECH INTEGRATED SERVICES CORP

 __________________________

Magnetech Integrated Services Corp
1125 South Walnut Street
South Bend, Indiana 46679

  The information contained in this Questionnaire is being furnished in order to determine whether the undersigned’s subscription to purchase Debentures and Warrants(the “Securities”) of Magnetech Integrated Services Corp. (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

  ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the  is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A_5).

IF YOU ARE PURCHASING SECURITIES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A_1 to A_5 and return both completed Questionnaires to the Placement Agent in the same envelope.

I.	PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

[  ] Individual

[  ] Joint Tenants (rights of survivorship)

[  ] Tenants in Common (no rights of survivorship)

II.	PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.
[ ]	1.	I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.
[ ]	2.

I have had an individual income* in excess of $200,000 in each of the previous two years and I reasonably expect an individual income in excess of $200,000 for this year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

[ ]	3.	My spouse and I have had a joint income* in excess of $300,000 in each of the previous two years and I reasonably expect a joint income in excess of $300,000 for this year.
[ ]	4.	I am a director and/or an executive officer of the Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

III.	OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Securities with my spouse as co-owner, each of us certifies the following):

(a)	that I am at least 21 years of age;

(b)	that my purchase of Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

(c)	that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

__________________

*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

Purchaser	Spouse, if Co-Owner
[ ]	[ ]	I am a United States citizen or resident of the United States for United States federal income tax purposes.

[ ]	[ ]	I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.	GENERAL INFORMATION

(a)	PERSONAL INFORMATION
Purchaser
Name:
Social Security or Taxpayer Identification Number:
Residence Address:
(Number and Street)

(City)		(State)	(Zip Code)
Residence Telephone Number:
	(Area Code)	(Number)
Residence Facsimile Number:
	(Area Code)	(Number)
Name of Business:
Business Address:
(Number and Street)

(City)		(State)	(Zip Code)
Business Telephone Number:
	(Area Code)	(Number)
Business Facsimile Number:
	(Area Code)	(Number)
I prefer to have correspondence sent to:		[ ] Residence	[ ] Business

E-mail Address:
NASD Affiliation or Association, if any:
If none, check here	[ ]

Spouse, if Co-Owner
Name:
Social Security or Taxpayer Identification Number:
Residence Address (if different from Purchaser’s):
(Number and Street)

(City)	(State)	(Zip Code)
Residence Telephone Number Address (if different from Purchaser’s):
(Area Code)	(Number)
Name of Business Address (if different from Purchaser’s):
Business Address Address (if different from Purchaser’s):
(Number and Street)

(City)	(State)	(Zip Code)
Business Telephone Number Address (if different from Purchaser’s):
(Area Code)	(Number)
I prefer to have correspondence sent to:	[ ] Residence	[ ] Business
NASD Affiliation or Association, if any:
If none, check here	[ ]

V. SIGNATURE

The Signature Page to this Questionnaire is contained on page A-5, entitled Individual Signature Page.

INDIVIDUAL SIGNATURE PAGE
_____________________________

MAGNETECH INTEGRATED SERVICES CORP
_____________________________

The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) he/she will telephone Weikai Lang at 646-459-6988 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send Weikai Lang confirmation of such change.

Dollar Amount of Securities Applied For	Date

Name (Please Type or Print)

Signature

Name of Spouse if Co-Owner
(Please Type or Print)

Signature of Spouse if Co-Owner

IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-5).

IF YOU ARE PURCHASING SECURITIES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-1 to A-5 and return both completed Questionnaires to the Placement Agent in the same envelope.

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:	Investor Name: ________________________
Please Complete

TRUST QUESTIONNAIRE

__________________________

MAGNETECH INTEGRATED SERVICES CORP.

_________________________

Magnetech Integrated Services Corp
1125 South Walnut Street
South Bend, Indiana 46679

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST’s subscription to purchase shares of Debentures and Warrants (the “Securities”) of Magnetech Integrated Services Corp (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE ON PAGES E-1 to E-5.

I. PLEASE CHECK STATEMENTS 1 AND 2 BELOW, AS APPLICABLE.

[ ]	1.	(a)	the TRUST has total assets in excess of $5,000,000; and
		(b)	the TRUST was not formed for the specific purpose of acquiring the Securities; and
		(c)

the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities.

[ ]	2.	The grantor of the TRUST may revoke the TRUST at any time; the grantor retains sole investment control over the assets of the trust and
		(a)	the grantor is a natural person whose individual net worth* or joint net worth with the grantor’s spouse exceeds $1,000,000; or
		(b)

the grantor is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 for this year; or

		(c)

the grantor is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 for this year.

IF YOU CHECKED STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 1, THE TRUST MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-5) FOR EACH GRANTOR.

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the TRUST’s purchase of the Securities will be solely for the TRUST’s own account and not for the account of any other person;
(b)

that the TRUST’s purchase of the Securities is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Purchase Agreement on behalf of the TRUST;

(c)

that the TRUST has not been established in connection with either (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e)(i) of the Internal Revenue Code;

(d)	that the TRUST’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and
(e)	that one of the following is true and correct (check one):

________________________

*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

[ ]	(i)

the TRUST is an estate or trust whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

[ ]	(ii)

the TRUST is an estate or trust whose income from sources outside the United States is not includable in its gross income for United States federal income taxes purposes regardless of its connection with a trade or business carried on in the United States.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE TRUST)
Name:
Address:
(Number and Street)

(City)	(State)	(Zip Code)
Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number:
(Area Code)	(Number)
State in which Formed:
Date of Formation:
Taxpayer Identification Number:

(b)	TRUSTEES WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE TRUST
Name(s) of Trustee(s):
E-mail Address:
NASD Affiliation or Association of Trustee(s), if any:
If none, check here	[ ]

IV.	ADDITIONAL INFORMATION

A TRUST must attach a copy of its declaration of trust or other governing instrument, as amended, as well as all other documents that authorize the TRUST to invest in the Securities. All documentation must be complete and correct.

V.	SIGNATURE

The Signature Page to this Questionnaire is contained on page B-5, entitled Trust Signature Page.

TRUST SIGNATURE PAGE

_______________________

MAGNETECH INTEGRATED SERVICES CORP.

________________________

1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will notify Weikai Lang, at 646-459-6988 immediately if any material change in any of this information occurs before the acceptance of the TRUST’s subscription and will promptly send Weikai Lang written confirmation of such change.

2. The undersigned TRUST hereby represents and warrants that the persons signing this Questionnaire on behalf of the TRUST are duly authorized to acquire the Securities and sign this Questionnaire and the Purchase Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase such Securities and enter into the Purchase Agreement.

Dollar Amount of Securities Applied For	Date
Title of Trust
(Please Type or Print)
By:
Signature of Trustee
Name of Trustee:
(Please Type or Print)
By:
Signature of Co-Trustee
Name of Co-Trustee:
(Please Type or Print)

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:	Investor Name:_________________
Please Complete

PARTNERSHIP QUESTIONNAIRE

________________________

MAGNETECH INTEGRATED SERVICES CORP

________________________

Magnetech Integrated Services Corp
3300 North A Street Building Two
Suite 100
Midland, Texas 79705

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP’s subscription to purchase shares Debentures amd Warramts (the “Securities”) of Magnetech Integrated Services Corp (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE PARTNERSHIP.
[ ]	1.	Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following conditions:
	(a)	The partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000.

________________________

*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b)

The partner is a natural person whose individual income* was in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 for this year.

[ ]	2.

Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 for this year.

[ ]	3.	The undersigned PARTNERSHIP: (a) was not formed for the specific purpose of acquiring the Securities; and (b) has total assets in excess of $5,000,000.

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH PARTNER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A_1 TO A_5).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the PARTNERSHIP’s purchase of the Securities will be solely for the PARTNERSHIP’s own account and not for the account of any other person;

(b)	that the PARTNERSHIP’s name, address of principal office, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

[  ] (i) the PARTNERSHIP is a partnership formed in or under the laws of the United States or any political subdivision thereof.

[  ] (ii) the PARTNERSHIP is not a partnership formed in or under the laws of the United States or any political subdivision thereof.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE PARTNERSHIP)
Name:
Principal Place of Business:
(Number and Street)

(City)	(State) (Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)		(State)	(Zip Code)
Telephone Number:
	(Area Code)	(Number)
Facsimile Number:
	(Area Code)	(Number)
State in which Formed:
Date of Formation:
Taxpayer Identification Number:
Number of Partners:
E-mail Address:
NASD Affiliation or Association of the PARTNERSHIP, if any:
If none, check here [ ]

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP
Name:
Position or Title:

IV.	SIGNATURE

The Signature Page to this Questionnaire is contained on page C-4, entitled Partnership Signature Page.

PARTNERSHIP SIGNATURE PAGE

________________________

MAGNETECH INTEGRATED SERVICES CORP

________________________

1. The undersigned PARTNERSHIP represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify Weikai Lang, at 646-459-6988 immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP’s subscription and will promptly send Weikai Lang written confirmation of such change.

2. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Questionnaire and the Purchase Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign the Purchase Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Purchase Agreement.

Dollar Amount of Securities Applied For	Date

Name of Partnership
(Please Type or Print)
By:
(Signature)
Name:
(Please Type or Print)
Title:
(Please Type or Print)

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:	Investor Name: ___________
Please Complete

CORPORATION QUESTIONNAIRE

______________________

MAGNETECH INTEGRATED SERVICES CORP.
______________________

Magnetech Integrated Services Corp.
1125 South Walnut Street
South Bend, Indiana 46679

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION’s subscription to purchase shares Debentures and Warrants (the “Securities”) of Magnetech Integrated Services Corp (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION.
[ ]	1.	Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following two conditions:
	(a)	The shareholder is a natural person whose individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

________________________

*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

	(b)

The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 for this year.

[ ]	2.

Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 for this year.

[ ]	3.	The undersigned CORPORATION: (a) was not formed for the specific purpose of acquiring any Securities; and (b) has total assets in excess of $5,000,000.

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION 1 AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A_1 TO A_5).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the CORPORATION’s purchase of the Securities will be solely for the CORPORATION’s own account and not for the account of any other person or entity;

(b)	that the CORPORATION’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

[ ]	(i)	the CORPORATION is a corporation organized in or under the laws of the United States or any political subdivision thereof.
[ ]	(ii)

the CORPORATION is a corporation which is neither created nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(i) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS PURCHASE AGREEMENT IF THIS PROVISION IS APPLICABLE).

[ ]	(iii)	neither (i) nor (ii) above is true.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE CORPORATION)
Name:
Principal Place of Business:
(Number and Street)

(City)	(State) (Zip Code)
Address for Correspondence (if different):
(Number and Street)

(City)		(State)	(Zip Code)
Telephone Number:
	(Area Code)	(Number)
Facsimile Number:
	(Area Code)	(Number)
State of Incorporation:
Date of Formation:
Taxpayer Identification Number:
Number of Shareholders:
NASD Affiliation or Association of the PARTNERSHIP, if any:
If none, check here [ ]

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION
Name:
Position or Title:
Email Address:

IV.	SIGNATURE

The Signature Page to this Questionnaire is contained on page D-4, entitled Corporation Signature Page.

CORPORATION SIGNATURE PAGE

_________________________

MAGNETECH INTEGRATED SERVICES CORP

________________________

1. The undersigned CORPORATION represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify Weikai Lang, at 646-459-6988 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION’s subscription and will promptly send Weikai Lang written confirmation of such change.

2. The undersigned CORPORATION hereby represents and warrants that the person signing this Questionnaire on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Securities and sign this Questionnaire and the Purchase Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Securities and enter into the Purchase Agreement.

Dollar Amount of Securities Applied For	Date

Name of Corporation
(Please Type or Print)
By:
(Signature)
Name:
(Please Type or Print)
Title:
(Please Type or Print)

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:	Investor Name: ___________________
Please Complete

RETIREMENT PLAN QUESTIONNAIRE

___________________________

MAGNETECH INTEGRATED SERVICES CORP.

__________________________

Magnetech Integrated Services Corp.
1125 South Walnut Street
South Bend, Indiana 46679

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN’s subscription to purchase shares Debentures and Warrants (the “Securities”) of Magnetech Integrated Services Corp (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned RETIREMENT PLAN understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.

[ ] 1.	The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) and:

[ ] (a)
the investment decisions are made by a plan fiduciary as defined in Section 3(21) of ERISA that (i) is either a bank, insurance company or registered investment advisor or (ii) is a savings and loan association; or

[ ] (b)	The undersigned RETIREMENT PLAN has total assets in excess of $5,000,000; or

[ ] (c)	The undersigned RETIREMENT PLAN is self-directed, with investment decisions made solely by persons each of whom satisfies at least one of the following conditions:

[ ]	(i)
such person’s individual net worth* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income. or joint net worth with his or her spouse exceeds $1,000,000; or

[ ]	(ii)	such person had an individual income* in excess of $200,000 in each of the previous two years and reasonably expects an individual income in excess of $200,000 for this year; or

[ ]	(iii)	such person together with his or her spouse, had a joint income* in excess of $300,000 in each of the previous two years and reasonably expects a joint income in excess of $300,000 for this year.

[ ] 2.	The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan, Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

[ ] (a)	such person’s individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

[ ] (b)	such person had an individual income* in excess of $200,000 in each of the previous two years and reasonably expects an individual income in excess of $200,000 for this year; or

[ ] (c)	such person, together with his or her spouse, had a joint income* in excess of $300,000 in each of the previous two years and reasonably expects a joint income in excess of $300,000 for this year.

____________________

*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IF YOU CHECKED STATEMENT 1(c) OR STATEMENT 2 AND NOT STATEMENT 1(a) OR STATEMENT 1(b), YOU MUST PROVIDE A LETTER SIGNED BY A PERSON DULY AUTHORIZED BY THE RETIREMENT PLAN LISTING, AS APPLICABLE (I) THE NAMES OF THE PERSONS (OR ENTITIES) MAKING THE INVESTMENT DECISIONS, OR (II) THE NAMES OF ALL OF THE PARTICIPANTS IN THE PLAN AND THE REASON (UNDER STATEMENT 1(c) OR STATEMENT 2) SUCH PERSON (OR ENTITY), QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, JOINT INCOME OR OTHERWISE), OR EACH SUCH PERSON (OR ENTITY) MUST COMPLETE THE APPROPRIATE QUESTIONNAIRE (i.e. FOR AN INDIVIDUAL, TRUST, PARTNERSHIP OR CORPORATION).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the RETIREMENT PLAN’s purchase of the Securities will be solely for the RETIREMENT PLAN’s own account and not for the account of any other person or entity;

(b)
that the RETIREMENT PLAN’s governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN.

(c)	that one of the following is true and correct (check one):

[ ] (i)
the RETIREMENT PLAN is a retirement plan whose income from sources outside of the United States is includable in its gross income for United States federal tax purposes regardless of its connection with a trade or business carried on in the United States.

[ ] (ii)
the RETIREMENT PLAN is a retirement plan whose income from sources outside the United States is not includable in its gross income for United States federal income tax purposes regardless of its connection with a trade or business carried on in the United States.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE RETIREMENT PLAN)

Name:
Address:
(Number and Street)

(City)	(State) (Zip Code)
Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number:
(Area Code)	(Number)

Address for Correspondence (if different):
(Number and Street)

(City)		(State)	(Zip Code)
Telephone Number:
	(Area Code)	(Number)
Telephone Number:
	(Area Code)	(Number)
Facsimile Number:
	(Area Code)	(Number)
State in which Formed:
Date of Formation:
Taxpayer Identification Number:

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN
Name:
Position or Title:
Email Address:

IV.	ADDITIONAL INFORMATION

THE RETIREMENT PLAN MUST ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE SECURITIES. INCLUDE, AS NECESSARY, DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN, AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

V.	SIGNATURE

The Signature Page to this Questionnaire is contained on page E-5, entitled Retirement Plan Signature Page.

RETIREMENT PLAN SIGNATURE PAGE

 _________________________

 MAGNETECH INTEGRATED SERVICES CORP.

 ________________________

1. The undersigned RETIREMENT PLAN represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify Weikai Lang, at 646-459-6988 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN’s subscription and will promptly send Weikai Lang written confirmation of such change.

2. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Questionnaire on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Common Stock and sign this Questionnaire and the Purchase Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Securities and enter into the Purchase Agreement.

Dollar Amount of Securities Applied For	Date

Name of Retirement Plan
(Please Type or Print)
By:
(Signature)
Name:
(Please Type or Print)
Title:
(Please Type or Print)

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

IMPORTANT:	Investor Name: ___________________
Please Complete

LIMITED LIABILITY COMPANY QUESTIONNAIRE

______________________

MAGNETECH INTEGRATED SERVICES CORP.

______________________

Magnetech Integrated Services Corp.
1125 South Walnut Street
South Bend, Indiana 46679

The information contained in this Questionnaire is being furnished in order to determine whether the undersigned LIMITED LIABILITY COMPANY’s subscription to purchase Securities (the “Securities”) of Magnetech Integrated Services Corp (the “Company”) may be accepted.

One (1) copy of this Questionnaire should be completed, signed, dated and delivered to Weikai Lang at Strasbourger Pearson Tulcin Wolff Inc. 33 Whitehall Street, 17th Floor, New York, New York 10004. Please contact Weikai Lang at 646-459-6988 if you have any questions with respect to this Questionnaire.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned LIMITED LIABILITY COMPANY understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned LIMITED LIABILITY COMPANY understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE LIMITED LIABILITY COMPANY.

[ ] 1.	Each of the members of the undersigned LIMITED LIABILITY COMPANY is able to certify that such member meets at least one of the following two conditions:

(a)	The member is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

____________________
*For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(b)
The member is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 for this year.

[ ] 2.
Each of the members of the undersigned LIMITED LIABILITY COMPANY is able to certify that such member is a natural person who, together with his or her spouse, has had a joint income* in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 for this year.

[ ] 3.	The undersigned LIMITED LIABILITY COMPANY: (a) was not formed for the specific purpose of acquiring any Securities; and (b) has total assets in excess of $5,000,000.

[ ] 4.
The sole member of the undersigned LIMITED LIABILITY COMPANY is able to certify that such member is an entity which (a) was not formed for the specific purpose of acquiring any Common Stock; and (b) has total assets in excess of $5,000,000.

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION 1 AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY A MANAGER OF THE UNDERSIGNED LIMITED LIABILITY COMPANY LISTING THE NAME OF EACH MEMBER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH MEMBER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH MEMBER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 TO A-5).

II.	OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the LIMITED LIABILITY COMPANY’s purchase of the Securities will be solely for the LIMITED LIABILITY COMPANY’s own account and not for the account of any other person or entity;

(b)	that the LIMITED LIABILITY COMPANY’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

[ ] (i)	the LIMITED LIABILITY COMPANY is organized in or under the laws of the United States or any political subdivision thereof.

[ ] (ii)	the LIMITED LIABILITY COMPANY is neither created nor organized in or under the United States or any political subdivision thereof.

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE LIMITED LIABILITY COMPANY)
Name:
Principal Place of Business:
(Number and Street)

(City)	(State) (Zip Code)
Address for Correspondence (if different):
(Number and Street)

(City)		(State)	(Zip Code)
Telephone Number:
	(Area Code)	(Number)
Facsimile Number:
	(Area Code)	(Number)
E-mail Address:
State of Formation:
Date of Formation:
Taxpayer Identification Number:
Number of Members:
NASD Affiliation or Association of the PARTNERSHIP, if any:
If none, check here [ ]

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE LIMITED LIABILITY COMPANY
Name:
Position or Title:

IV.	SIGNATURE

The Signature Page to this Questionnaire is contained on page F-4, entitled LIMITED LIABILITY COMPANY Signature Page.

LIMITED LIABILITY COMPANY SIGNATURE PAGE

_________________________

MAGNETECH INTEGRATED SERVICES CORP

________________________

1. The undersigned LIMITED LIABILITY COMPANY represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the LIMITED LIABILITY COMPANY will notify Weikai Lang, at 646-459-6988 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned LIMITED LIABILITY COMPANY’s subscription and will promptly send Weikai Lang written confirmation of such change.

2. The undersigned LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Questionnaire on behalf of the LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the LIMITED LIABILITY COMPANY to acquire the Securities and sign this Questionnaire and the Purchase Agreement on behalf of the LIMITED LIABILITY COMPANY and, further, that the undersigned LIMITED LIABILITY COMPANY has all requisite authority to purchase the Securities and enter into the Purchase Agreement.

Dollar Amount of Securities Applied For	Date

Name of LIMITED LIABILITY COMPANY
(Please Type or Print)
By:
(Signature)
Name:
(Please Type or Print)
Title:
(Please Type or Print)

THE SECURITIES COMPRISING THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

Schedule 2(c)

Capitalization

As of the date hereof, the Company is authorized to issue 220,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock without par value and 20,000,000 shares of preferred stock without par value. The Company has issued and outstanding 97,000,006 shares of common stock.

For its services as placement agent in the Bridge Financing and the Private Offering of common stock of the Company which began in May, 2004, the Company issued ten year warrants to purchase 4,500,000 shares of the common stock of the Company to Strasbourger.

Pursuant to Section 3(d)of the Agreement, upon the closing, the Company will issue the Agent’s Warrants, Subscriber Warrants and the Agent’s Shares.

The Company has received a loan from MFB Financial (from here forward referred to as the “Bank”):

Three Million Dollar ($3,000,000) line of credit, as evidenced by a promissory note executed in favor of the bank dated November 1, 2004. The note is payable on demand and is secured by the assets of The Company. In addition, John & Bonnie Martell have guaranteed the loan.

The Company has outstanding loan obligations to John A. Martell, evidenced by the following promissory notes:

Promissory Note, dated effective January 1, 2004, executed by The Company in favor of John A. Martell in the principal amount of $3,000,000. The balance of the outstanding loan obligation as of February 25, 2005 is $3,000,000. The original loan was made prior to January 1, 2004.

Promissory Note, dated effective April 1, 2004, as amended February 21, 2005, executed by The Company in favor of John A. Martell in the principal amount of $321,000. The note evidences the balance of the outstanding loan obligation due to Mr. Martell as of February 25, 2005.

Section 2(d)

Subsidiaries and Investments

1.	HK Engine Components, LLC
2.	HK Machined Parts, LLC, HK Weston Properties, LLC and HK Cast Products, LLC are subsidiaries of HK Engine Components, LLC.

Schedule 2(e)

Financial Statements

Following are the Company's unaudited management-compiled financial statements for the fiscal year ended December 31, 2004.

Magnetech Integrated Services Corp. and Subsidiaries
Condensed Consolidated Balance Sheet
DECEMBER 31, 2004

ASSETS
2004
CURRENT ASSETS
Cash	$629,039
Accounts receivable, less allowance for doubtful accounts of $36,336 for 2004 and $149,473 for 2003	5,394,254
Inventories	4,240,838
Prepaid expenses	232,448
Other Current Assets	316,814
Total current assets	10,813,393

PROPERTY AND EQUIPMENT, net	2,340,785

OTHER ASSETS
Deposits	43,538
Patents and trademarks, net	3,159
Covenant not-to-compete, net	0
Other assets	32,112
Total other assets	78,809

Total Assets	$13,232,987

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Cash overdraft	$520,125
Notes payable, bank	2,509,334
Current portion of long term debt	0
Advances from Stockholder	121,500
Accounts payable	3,208,589
Accrued expenses	724,493
Other Current Liabilities	166,613
Total current liabilities	7,250,654

LONG TERM LIABILITIES
Long term debt, bank	0
Long term debt, Stockholder	3,000,000
Total long term liabilities	3,000,000

Total liabilities	10,250,654

COMMITMENTS

STOCKHOLDER'S EQUITY
Capital stock (note 1)	4,300,000
Authorized: 200,000,000 common shares, nil par value
20,000,000 preferred shares, nil par value
Issued and outstanding at December 31, 2004:
97,000,000 common shares
Additional paid in capital	2,630,561
Accumulated deficit	(3,948,228)
Total Stockholder's equity	2,982,333

Total Liabilities and Stockholder's Equity	$13,232,987

Schedule 2(e)

Magnetech Integrated Services Corp. and Subsidiaries
Condensed Consolidated Statements of Operations
For the year ended December 31, 2004

REVENUES
Product sales	$6,816,890
Service revenue	22,134,229
Total revenues	28,951,119

COST OF REVENUES
Product sales	4,787,498
Service revenue	17,768,438
Total cost of revenues	22,555,936

Gross profit	6,395,183

Selling, general and administrative expenses	6,120,937

Income (Loss) from operations	274,246

Other income (expense)
Interest expense	(182,793)
Other income	12,067
(170,726)

NET INCOME (LOSS)	$103,520

Schedule 2(e)

Magnetech Integrated Services Corp. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
Year Ended December 31, 2004

2004
OPERATING ACTIVITIES
Net income (loss)	$103,520
Adjustments to reconcile net loss to net cash utilized by operating activities:
Depreciation and amortization	463,910
Bad debt	20,924
Loss (gain) on sale of assets	(1,800)
Non-cash interest/rent	0
Changes in:
Accounts receivable	(2,251,698)
Inventories	(1,467,212)
Prepaid expenses	(83,815)
Deposits and other current assets	(327,226)
Accounts payable	1,240,463
Accrued expenses	269,457

Net cash utilized by operating activities	(2,033,477)

INVESTING ACTIVITIES
Acquisition of property and equipment	(929,981)
Proceeds from disposal of property and equipment	1,800

Net cash utilized by investing activities	(928,181)

FINANCING ACTIVITIES

Cash overdraft	43,088
Short term borrowings, net	963,019
Advances from Stockholder	101,121
Repayment of long term debt, bank	(200,000)
Issue of Common Stock	2,676,606
Borrowings from Stockholder, long term debt	0

Net cash provided by financing activities	3,583,834

INCREASE IN CASH	622,176

Cash, beginning of year	6,863

Cash, end of year	$629,039

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid during the year for:

Interest	$119,845

SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES:
Credits to additional paid in capital for interest/rent	$63,000

Stockholder loan converted to additional paid in capital	$1,740,703

Schedule 2(f)

Absence of Changes

1.	See Schedule 2(c) for debt obligations incurred by the Company.

2.
On January 5, 2005, the Company made an offer to purchase, through its subsidiaries, certain assets and assume certain liabilities of Hatch & Kirk, Inc. and HK Castings, Inc. A revised offer was made on February 7, 2005. The Company expects to complete the transactions by March 31, 2005.

Schedule 2(g)

Title

The Bank has a security interest in all of the Company’s inventory, raw materials, work in process equipment, vehicles, furniture, fixture, accounts, general intangibles and other assets as evidenced by UCC-1 Financing Statement number 200400010073835 filed with the Indiana Secretary of State.

Toyota Motor Credit Corporation - secured interest in forklift Serial # 68232 as evidenced by UCC-1 Financing Statement number 20020003805050 filed with the Indiana Secretary of State.

Toyota Motor Credit Corporation - secured interest in forklift Serial # 77921 as evidenced by UCC-1 Financing Statement number 20020003741433 and 2004000005321946 filed with the Indiana Secretary of State.

Citicorp Leasing, Inc. - lease dated 5/12/2004 for forklift Serial # P232L.

Neopost Leasing - leased dated 1/20/2004 for postage meter Serial # 1J35BAI.

Baldor Electric Company - secured interest in all inventory, equipment and goods manufactured by or distributed by Baldor and all related accounts receivable as evidenced by UCC-1 Financing Statement number 200400011179661 filed with the Indiana Secretary of State. Secured interest is limited to outstanding obligations between Baldor and the Company.

Doble Engineering Company capital lease dated 7/29/04 for relay test set (F2253 with F2910 ad F2875).

Railmotive, Inc. capital lease date 4/29/04 for Taylor fork lift Serial # C7P3343A.

Schedule 2(h)

Proprietary Rights

U.S. Patent No. 6,412,837 (U.S. Serial No. 09/749,366) is not in the name of the Company. The Company is attempting to obtain an assignment of the patent from its owners: Carlton G. Smith, Steven B. Begyn, David M. Futa, Lance E. Long and Jack Long. The Company is not currently using this patent, but may do so in the future.